UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

EVOKE PHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Stevens Avenue, Suite 370 Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 345-1494

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Evoke Pharma, Inc. (the “Company”) held its annual meeting of stockholders on May 3, 2017 (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders approved the amendment and restatement of the Company’s 2013 Employee Stock Purchase Plan (the “2013 ESPP”). The amended and restated 2013 ESPP is referred to herein as the “Restated ESPP.”  The Restated ESPP authorizes the issuance of an aggregate 250,000 shares of the Company’s common stock, 150,000 of which were previously reserved for issuance under the 2013 ESPP.  In addition, the Restated ESPP contains an “evergreen provision” that allows for an annual increase in the number of shares available for issuance under the Restated ESPP on January 1 of each year during the ten-year term of the Restated Plan, beginning on January 1, 2018. The annual increase in the number of shares will be equal to the least of: (a) 1% of the Company’s outstanding capital stock on the last day of the immediately preceding calendar year; (b) 100,000 shares; and (c) an amount determined by the Company’s board of directors (the “Board”).  Notwithstanding the foregoing, the number of shares of common stock that may be issued or transferred pursuant to awards under the Restated ESPP may not exceed an aggregate of 1,250,000 shares.

Administration.  The Restated ESPP is administered by the compensation committee of the Board (the “Compensation Committee”).

Eligibility.  Our employees are eligible to participate in the Restated ESPP if they are customarily employed by us or any participating subsidiary for at least 20 hours per week and more than five months in any calendar year on the day prior to the first day of the offering period. However, an employee may not be granted rights to purchase stock under the Restated ESPP if such employee, immediately after the grant, would own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of our common or other class of stock.  Eligible employees become participants in the Restated ESPP by enrolling and authorizing payroll deductions by the deadline established by the administrator prior to the relevant offering date. Directors who are not employees are not eligible to participate.

Offerings.  The Restated ESPP is intended to qualify under Code Section 423 and stock will be offered under the Restated ESPP during offering periods. The length of the offering periods under the Restated ESPP will be determined by our Compensation Committee and may be up to 27 months long. Employee payroll deductions will be used to purchase shares on each purchase date during an offering period. The purchase dates will be determined by the Compensation Committee for each offering period, but will generally be the last trading day in each offering period. The Compensation Committee may, in its discretion, modify the terms of future offering periods. The Restated ESPP is currently implemented by six-month “offering periods.” A new six-month offering period will commence on each of September 1 and March 1 during the term of the Restated ESPP. “Purchase dates” will be set for the last trading day in each six-month offering period and will occur on each of August 31 and February 28 (unless such days are not trading days).

Other Provisions.  The Restated ESPP also contains provisions with respect to enrollment, contributions, withdrawal, effects of termination of employment, transferability, adjustments and treatment of awards upon certain corporate transactions, including stock splits, recapitalizations and mergers, transferability of awards and tax withholding requirements. The administrator of the Restated ESPP may amend, suspend or terminate the Restated ESPP. However, stockholder approval of any amendment to the Restated ESPP will be obtained for any amendment which changes the aggregate number or type of shares that may be sold pursuant to rights under the Restated ESPP, changes the corporations or classes of corporations whose employees are eligible to participate in the Restated ESPP or changes the Restated ESPP in any manner that would cause the Restated ESPP to no longer be an employee stock purchase plan within the meaning of Section 423(b) of the Code. The Restated ESPP will expire in 2027.

The terms and conditions of the Restated ESPP are described in the section entitled “Proposal 3.  Approval of the Amendment and Restatement of our 2013 Employee Stock Purchase Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 22, 2017.  The foregoing description of the Restated ESPP does not purport to be complete and is qualified in its entirely by reference to the complete text of the Restated ESPP, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 3, 2017. As of the close of business on March 6, 2017, the record date for the Annual Meeting, there were 15,388,325 shares of common stock entitled to vote, of which there were 11,302,239 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on three matters: (i) the election of three Class I Directors for a term of three years expiring at the 2020 Annual Meeting of Stockholders, (ii) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, and (iii) the approval of the amendment and restatement of the 2013 ESPP. The voting results were as follows:

•	Election of three Class I Directors for a term of three years expiring at the 2020 Annual Meeting of Stockholders

Todd C. Brady, M.D.	For	4,054,970	Withheld	168,484
Kenneth J. Widder, M.D.	For	4,122,629	Withheld	100,825
David A. Gonyer, R. Ph.	For	4,124,895	Withheld	98,559

The three nominees for Class I Director were elected. The Class II Directors, Cam L. Garner and Scott L. Glenn, continue in office until the 2018 Annual Meeting of Stockholders. The Class III Directors, Malcolm R. Hill, Pharm.D. and Ann D. Rhoads, continue in office until the 2019 Annual Meeting of Stockholders.

There were 7,078,785 broker non-votes related to each of the three director nominees for election.

•	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017

Shares Voted	For	10,918,123	Against	309,842	Abstain	74,274

There were 0 broker non-votes related to the appointment of BDO USA, LLP.

The appointment of BDO USA, LLP was ratified.

•	Approval of the amendment and restatement of the 2013 Employee Stock Purchase Plan

Shares Voted	For	3,858,455	Against	282,599	Abstain	82,400

There were 7,078,785 broker non-votes related to the approval of the amendment and restatement of the 2013 Employee Stock Purchase Plan.

The amendment and restatement of the 2013 Employee Stock Purchase Plan was approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1(1)	2013 Employee Stock Purchase Plan restated effective May 3, 2017

(1)	Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 22, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOKE PHARMA, INC.

Date: May 4, 2017	By:	/s/ Matthew J. D’Onofrio
	Name:	Matthew J. D’Onofrio
	Title:	Executive Vice President, Chief Business Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1(1)	2013 Employee Stock Purchase Plan

(1)	Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 22, 2017.